Filed Pursuant to Rule 497(e)

Registration No. 333-122950

Supplement dated July 1, 2005 to the

Prospectus dated June 8, 2005

On July 1, 2005, Hercules Technology Growth Capital announced that its chief financial officer, Dennis Wolf, had informed Hercules that he intends to resign as chief financial officer and treasurer prior to August 1, 2005.

Hercules also announced that David Lund has been appointed as its Vice President Finance and Senior Corporate Controller.

In the quarter ended June 30, 2005, Hercules:

•	Extended non-binding term sheets to twelve prospective new portfolio companies representing approximately $96 million of structured mezzanine debt investments (to the extent that final commitments have not been made, investments for which term sheets have been signed are subject to finalization of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio company and, as a result, may not result in completed investments);

•	Finalized documents and committed $85.5 million to ten companies, including companies that had signed term sheets in the quarter ended March 31 as well as a number of the companies who signed term sheets in the quarter ended June 30; and

•	Funded commitments to ten companies in a total amount of $54.3 million.

Hercules has filed Current Reports on Form 8-K with the Securities and Exchange Commission containing the press releases announcing these events.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.